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                                                                    EXHIBIT 10.1

                                AMENDMENT NO. 1
                                       TO
                    THE AMRE, INC. SAVINGS INVESTMENT TRUST

         WHEREAS, AMRE, Inc., a Delaware corporation (the "Corporation"), has heretofore adopted The AMRE, Inc. Savings Investment Trust (the "Trust"); and

         WHEREAS, pursuant to those provisions of the Plan permitting the Company to amend the Trust from time to time, the Corporation desires to amend the Trust in certain respects as hereinafter provided;

         NOW, THEREFORE, effective as of December 28, 1994, AMRE, Inc. does hereby amend the Plan in the following particulars, and TEXAS COMMERCE BANK NATIONAL ASSOCIATION (formerly AMERITRUST TEXAS, N.A.), as Trustee under the Trust, hereby consents to such amendments:

1. Section 4.01 of the Trust is hereby revised by amending paragraph (o) thereof to be and read as follows:

         "4.01 * * *

         (o) To engage in any transactions with (1) a common or collective trust fund or pooled investment fund which is authorized and permitted to receive investments from the Trust and which is maintained by a "party-in-interest", within the meaning of
                 Section 3(14) of ERISA, which is a bank or trust company supervised by a State or Federal agency including (but not limited to), where otherwise permissible under the applicable laws and regulations, any such fund as maintained by the Trustee, the provisions of which as they may now or hereafter exist being hereby incorporated by reference, or (2) a pooled investment fund of an insurance company qualified to do business in a State, provided such fund is authorized and permitted to receive investments from the Trust; if (i) the transaction is a sale or purchase of an interest in such fund, and (ii) the bank, trust company or insurance company receives not more than reasonable compensation





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                 (This provision constitutes the express permission required by
                 Section 408(b)(8) of ERISA);

                                   * * * * *"

2. Article IV of the Trust is hereby revised by adding at the end thereof the following new provisions:

                                  "ARTICLE IV
                                TRUSTEE'S POWERS

                                   * * * * *

4.02 Notwithstanding anything to the contrary herein contained the Board of Directors of the Company may direct, by written notice, the segregation of any portion or portions of the Trust Fund in a separate investment account or investment accounts and in such event, may appoint an Investment Manager to direct the investment and reinvestment of any such investment account pursuant to Article III hereof.

4.03 Any such Investment Manager shall (i) be registered as an investment adviser under the Investment Advisers Act of 1940; (ii) be a bank, as defined in that Act; or (iii) be an insurance company qualified to perform investment management services under the laws of more than one state. If investment of the Trust Fund is to be directed in whole or in part by an Investment Manager, the Company shall deliver to the Trustee a copy of the instruments appointing the Investment Manager and evidencing the Investment Manager's acceptance of such appointment, an acknowledgment by the Investment Manager that it is a fiduciary of the Plan, and, if applicable, a certificate evidencing the Investment Manager's current registration under said Act. The Trustee shall be fully protected in relying upon such instruments and certificates until otherwise notified in writing by the Company.

4.04 The Trustee shall follow the directions of the Investment Manager regarding the investment and reinvestment of the Trust Fund, or such portion thereof as shall be under management by the Investment Manager, and shall exercise the powers set forth in Section 4.01(a),
         (b), (c), (d), (e), (f) (g) and (h) as directed by the Investment Manager. The Trustee shall be under no duty or obligation to review any investment to be acquired, held or disposed of pursuant to such directions nor to make any recommendations with respect to the disposition or continued retention of any such investment or the exercise or non-exercise of the powers in 4.01 of this Article IV. The Trustee shall have no liability or





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         responsibility for acting or not acting pursuant to the direction of, or failing to act in the absence of any direction from, the Investment Manager, unless the Trustee knows that by such action or failure to act the Trustee would be committing or participating in a breach of fiduciary duty by the Investment Manager.

4.05 The Investment Manager at any time and from time to time may issue orders for the purchase or sale of securities directly to a broker; and in order to facilitate such transaction, the Trustee upon request shall execute and deliver appropriate trading authorizations. Written notification of the issuance of each such order shall be given promptly to the Trustee by the Investment Manager, and the execution of each such order shall be confirmed by written advice to the Trustee by the broker. Such notification shall be authority for the Trustee to pay for securities purchased against receipt thereof and to deliver securities sold against payment therefor, as the case may be,

4.06 In the event that an Investment Manager should resign or be removed by the Company, the Trustee shall manage the investment of the Trust Fund pursuant to Article III and IV unless and until the Trustee shall be notified of the appointment of another Investment Manager with respect thereto as provided in this Article IV.

4.07 The accounts, books and records of the Trustee shall reflect the segregation, pursuant to the provisions of Article IV hereof, of any portion or portions of the Trust Fund in a separate investment account or accounts."

         IN WITNESS WHEREOF, the Company has caused this AMENDMENT NO. 1 TO THE AMRE, INC. SAVINGS INVESTMENT TRUST to be executed in its name and on its behalf this 30th day of December, 1994, effective as of December 28, 1994.

                                  AMRE, INC,

                                  By: /s/ V.J. SARDO
                                     ------------------------------
                                  Title: President & CEO
                                        ---------------------------
ATTEST:
/s/ C. CURTIS EVERETT
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Approved by Texas Commerce Bank National Association, as Trustee:

                                  TEXAS COMMERCE BANK NATIONAL
                                    ASSOCIATION


                                  BY: /s/ FRANK B. DUNLAP III
                                     ------------------------------
                                  Title: Senior Vice President
                                        ---------------------------
ATTEST:

/s/ JUAN R. GARCIA
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THE STATE OF TEXAS        )
                          )
COUNTY OF DALLAS          )

         This instrument was acknowledged before me on the 30th day of December, 1994, by V. James Sardo, President & CEO of AMRE, Inc., a Delaware corporation, on behalf of said corporation.

                                  /s/ CAROLYN L. LOOS
                                  ------------------------------
                                  Notary Public in and for
                                  the State of Texas

My Commission Expires:            Printed Name of Notary:

10-26-96                          Carolyn L. Loos
- -------------------------         ------------------------------


THE STATE OF TEXAS        )
                          )
COUNTY OF DALLAS          )

         This instrument was acknowledged before me on the 30th day of December, 1994, by Frank B. Dunlap III, Senior Vice President of Texas Commerce Bank National Association, on behalf of said association.

                                  /s/ BETTE SUE FARMER
                                  ------------------------------
                                  Notary Public in and for
                                  the State of Texas

My Commission Expires:            Printed Name of Notary:

11-17-98                          Bette Sue Farmer
- -------------------------         ------------------------------


                          BETTE SUE FARMER
                 [SEAL]   Notary Public, State of Texas
                          My Commission Expires 11/17/98





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